SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report, January 7, 2003.  Date of earliest event reported, January 7,
                                      2003

             (Exact name of registrant as specified in its charter)

                                LOCH HARRIS, INC.

State of incorporation                        IRS Employer Identification Number
----------------------                        ----------------------------------
Nevada                                                                87-0418799

                              Registrant's address
                              --------------------
              1807 Slaughter Lane W. 200-506, Austin, TX 78748-6230


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                  512-328-7808


                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------



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ITEM  1.  Changes  in  Control  of  Registrant.

          None

ITEM  2.  Acquisition  or  Disposition  of  Assets.

          None

ITEM  3.  Bankruptcy  or  Receivership.

          None

ITEM  4.  Changes  in  Registrant's  Certifying  Accountant.

          None.  Not  applicable

ITEM 5.  Other Events.

An Agreement entitled "Term Sheet - Reorganization, Share Exchange, Dissolution, and Liquidation to be Ordered by the Court pursuant to Settlement of Loch Harris Litigation" has been entered into by and among Loch Harris, Inc., Derivative Plaintiffs, Class Plaintiffs and Individual Defendants in connection with the case entitled Mari L. Stassi and Robert Stewart, derivatively on behalf of Loch Harris, Inc.; and Richard C. Miller, Michael White, and Randy Shillingburg, on behalf of themselves and all others similarly situated, plaintiffs, v. Rodney A. Boone, Mark E. Baker, Charles Blackwell, and Robert B. Baker, defendants, Loch Harris, Inc., nominal defendant, No. GN200180 (Dist. Ct. 201st Jud. Dist., Travis County, Tex.). See Exhibit 99.22 attached hereto.

Any statements made herein are qualified in their entirety by reference to the underlying documents.


ITEM  6.  Resignations  of  Registrant's  Directors.

          None

ITEM  7.  Financial  Statements  and  Exhibits.

          None

ITEM  8.  Changes  in  Fiscal  Year.

          None.  Not  applicable.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCH  HARRIS,  INC.     Registrant


---------------------------------           -------------------------------
Rodney A. Boone, President / DATE           Mark Baker, Secretary/ DATE

LOCH HARRIS, INC.
JANUARY 8, 2003
FORM 8-K PAGE 2


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